UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒         Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen All Cap Energy MLP Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required.

☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials:

☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration No.:
	(3)	Filing Party:
	(4)	Date Filed:

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

The Notice of Special Meeting Of Shareholders To Be Held On November 21, 2019 (the “Notice of Meeting”) contains a typographical error.

The Joint Special Meeting of Shareholders will be held in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, November 21, 2019, at 2:00 p.m., Central time. Due to a typographical error, the Notice of Meeting referred to Monday, November 21, 2019.

We regret any inconvenience or confusion this typographical error may have caused.